SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 969-3586

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Merger Agreement

On October 25, 2013, Pioneer Southwest Energy Partners L.P., a Delaware limited partnership (the “Partnership”), entered into Amendment No. 1 (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of August 9, 2013, along with the other parties thereto, being Pioneer Natural Resources Company, a Delaware corporation (“Pioneer”), Pioneer Natural Resources USA, Inc., a Delaware corporation and wholly-owned subsidiary of Pioneer (“Pioneer USA”), PNR Acquisition Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pioneer (“MergerCo”), and Pioneer Natural Resources GP LLC, a Delaware limited liability company, a wholly-owned subsidiary of Pioneer USA and the general partner of the Partnership (“Pioneer Southwest GP”). The Amendment was entered into to provide for contractual appraisal rights in favor of unitholders of the Partnership pursuant to the terms of a memorandum of understanding (as defined below) entered into on September 26, 2013 to settle certain claims and allegations made in certain lawsuits that were brought against the parties to the Merger Agreement and the members of the Pioneer Southwest GP board of directors to challenge the Merger (as defined below). Pursuant to the Merger Agreement, as amended by the Amendment, MergerCo will merge with and into the Partnership at the effective time of the merger (the “effective time”), with the Partnership surviving the merger (the “Merger”), such that following the Merger, Pioneer Southwest GP will remain a wholly-owned subsidiary of Pioneer USA and the sole general partner of the Partnership, and Pioneer USA will be the sole limited partner of the Partnership; except for the common units representing limited partner interests in the Partnership (“common units”) owned by Pioneer USA, all of the common units outstanding as of the effective time of the Merger will be canceled and, except for the dissenting units (as defined below), converted into the right to receive 0.2325 of a share of common stock, par value $0.01 per share, of Pioneer per common unit.

Pursuant to the terms and conditions of the Amendment, common units that are owned by a unitholder (a) other than the Partnership or its subsidiaries or Pioneer or its subsidiaries, (b) who does not vote at the special meeting of the Partnership in favor of the proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and (c) who is entitled to demand and properly demands appraisal of such common units (the “dissenting units”) pursuant to, and who complies in all respects with, the provisions of the Amendment regarding appraisal rights (the “dissenting unitholders”) will not be converted into the right to receive the merger consideration provided for in the Merger Agreement, but instead such dissenting unitholder will be entitled to payment of the fair value of such dissenting units pursuant to and in accordance with the provisions of the Amendment (and at the effective time, such dissenting units will no longer be outstanding and will automatically be canceled and will cease to exist, and such dissenting unitholder will cease to have any rights with respect thereto, except the right to receive the fair value of such dissenting units pursuant to and in accordance with the provisions of the Amendment), unless and until such dissenting unitholder shall have failed to perfect or shall have effectively withdrawn or lost the appraisal rights. If such dissenting unitholder fails to perfect or effectively withdraws or loses the appraisal rights, then, as of the occurrence of such event or the effective time, whichever occurs later, each of such dissenting unitholder’s dissenting units will cease to be a dissenting unit and will be converted into the right to receive, as of such date, 0.2325 of a share of Pioneer common stock per common unit.

The appraisal rights will, to the fullest extent provided by law, be identical, except as described in the bullets below (which corresponding clauses in the Amendment supersede and replace any contradictory provisions in Section 262 of the Delaware General Corporation Law), to the rights that a stockholder of a Delaware corporation would have under Section 262 of the Delaware General Corporation Law if the Partnership were a corporation and the owners of common units were stockholders of such corporation who are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law.

•	Only unitholders who beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) common units on the record date for the special meeting of the Partnership (currently October 30, 2013) and who continuously beneficially own such common units through the effective time shall be entitled to appraisal rights.

•	Interest on any cash payments payable in respect of appraisal rights will accrue from and including the effective time through and excluding the date of such payment calculated at a per annum rate, using a 365-day year, equal to the 52-week treasury bill rate in effect at the effective time.

•	The Delaware Chancery Court will not conduct the appraisal proceeding until after final approval of the settlement (as defined below).

•	Any record or beneficial owner of common units during the period beginning on May 6, 2013, through and including the effective time (a “class member”), who elects to opt out of the class formed for settlement purposes pursuant to the memorandum of understanding will not be entitled to appraisal rights.

•	Pioneer will have the right to terminate the appraisal rights under the Amendment, and each dissenting unitholder will automatically lose appraisal rights upon such termination, if the memorandum of understanding and the settlement contemplated thereby are terminated pursuant to the provisions of the memorandum of understanding, whether or not the termination of the memorandum of understanding and the settlement contemplated thereby occurs before or after the effective time. The memorandum of understanding and the settlement contemplated thereby will terminate upon any of the following events:

•	the parties do not satisfactorily complete the confirmatory discovery contemplated by the memorandum of understanding;

•	the plaintiffs notify the defendants within five days of completion of confirmatory discovery that they no longer believe that the settlement is fair, reasonable, and adequate;

•	final approval of the settlement is not obtained for any reason;

•	the Merger is not consummated for any reason;

•	the Dallas County, Texas District Court declines to conditionally certify a class pursuant to the terms set forth in the stipulation of settlement;

•	the defendants elect to terminate the settlement if class members owning more than 1,274,437 common units during the period beginning on May 6, 2013 through and including the effective date elect to opt-out of the class certified for settlement purposes;

•	Pioneer elects, within 60 days after consummation of the Merger, to terminate the settlement if owners of more than 2,500,000 common units demand appraisal; or

•	any of the following conditions are not satisfied or otherwise waived prior to final approval of the settlement:

•	certification of the class for settlement purposes;

•	approval by the Dallas County, Texas District Court of a complete release of certain persons as contemplated by the memorandum of understanding;

•	the inclusion in the preliminary order of approval and in the final judgment of a provision enjoining all class members from asserting any of claims settled pursuant to the settlement;

•	dismissal with prejudice of the lawsuits covered by the memorandum of understanding;

•	dismissal with prejudice of all similar lawsuits to the Texas State Court Lawsuit (as defined below) or the Federal Lawsuits (as defined below) (whether filed in state or federal court) that are filed before final approval of the settlement; and

•	the production of reasonable confirmatory discovery as contemplated by the memorandum of understanding.

•	The Delaware Chancery Court will have exclusive jurisdiction to conduct appraisal proceedings.

As used herein, “memorandum of understanding” means that certain memorandum of understanding entered into with the representatives of the plaintiffs in the lawsuits described in the remainder of this paragraph to settle the claims and allegations made in such lawsuits, which relate to the transactions contemplated by the Merger Agreement. David Flecker, a purported unitholder of the Partnership, filed a class action petition on May 15, 2013, on behalf of the holders of common units and a derivative suit on behalf of the Partnership against Pioneer, Pioneer USA, Pioneer Southwest GP and the directors of Pioneer Southwest GP, in the 134th Judicial District of Dallas County, Texas (the “Flecker Lawsuit”). A similar class action petition and derivative suit was filed against the same defendants on May 20, 2013, in the 160th Judicial District of Dallas County, Texas, by purported unitholder Vipul Patel (the “Patel Lawsuit”). On September 3, 2013, the court consolidated the Patel Lawsuit into the Flecker Lawsuit (as consolidated, the “Texas State Court Lawsuit”), and the plaintiffs filed a consolidated derivative and class action petition on September 5, 2013. On August 21, 2013, Allan H. Beverly, a purported unitholder, filed a class action complaint against the Partnership, Pioneer, Pioneer USA, MergerCo and the directors of Pioneer Southwest GP in the United States District Court for the Northern District of Texas (the “Beverly Lawsuit”). On September 13, 2013, Douglas Shelton, another purported unitholder, filed a class action complaint against the same defendants in the Beverly Lawsuit (as well as Pioneer Southwest GP) in the same court as the Beverly Lawsuit (such lawsuit and the Beverly Lawsuit, together, the “Federal Lawsuits”).

As used herein, “final approval of the settlement” means that the Dallas County, Texas District Court has entered a final order and judgment approving such settlement, dismissing the lawsuits covered by the memorandum of understanding with prejudice on the merits and with each party to bear its own costs (with certain exceptions set forth in the Amendment and in the memorandum of understanding), and providing for the releases contemplated by the memorandum of understanding, and that such final order and judgment is final and no longer subject to further appeal or review, whether by affirmance on or exhaustion of any possible appeal or review, lapse of time, or otherwise.

The contractual appraisal rights provided pursuant to the Amendment will entitle a dissenting unitholder who properly makes a demand for appraisal the right to receive the fair value for such dissenting units as determined pursuant Section 262 of the Delaware General Corporation Law and the Amendment. The result of the determination of fair value for dissenting units cannot be predicted. There can be no assurance that any dissenting unitholder exercising appraisal rights will receive consideration equal to or greater than the value of the merger consideration such unitholder would have received if such unitholder did not seek appraisal, and such fair value could be determined to be less than the merger consideration.

The Conflicts Committee of the Pioneer Southwest GP board of directors (the “Pioneer Southwest Conflicts Committee”) unanimously approved the Amendment and the transactions contemplated thereby and determined that the Amendment and the transactions contemplated thereby are fair and reasonable to and in the best interests of the holders of common units unaffiliated with Pioneer and the Partnership. This action taken by the Pioneer Southwest Conflicts Committee constituted “Special Approval” of the Amendment and the transactions contemplated thereby under the Partnership’s partnership agreement. The Pioneer Southwest Conflicts Committee recommended that the Pioneer Southwest GP board of directors make the same approval and determination as the Pioneer Southwest Conflicts Committee. Based in part on this approval and determination, Special Approval and recommendation, the Pioneer Southwest GP board of directors approved the Amendment and the transactions contemplated thereby (such approval being unanimous among the independent directors, with the non-independent directors of Pioneer Southwest GP recusing themselves from the consideration and vote on such approval) and determined that the Amendment and the transactions contemplated thereby are fair and reasonable to and in the best interests of the holders of common units unaffiliated with Pioneer and the Partnership.

The Merger is expected to close in the fourth quarter of 2013, pending the satisfaction of certain conditions thereto.

The foregoing descriptions of the Amendment and the Merger Agreement are qualified in their entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the full text of the Merger Agreement (prior to amendment by the Amendment), which is attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 12, 2013.

Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Partnership are subject to a number of risks and uncertainties that may cause the Partnership’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, risks associated with the Merger Agreement, as amended by the Amendment, and the transactions contemplated by the Merger Agreement and the Amendment, including the Merger, including the risks that the Merger will not be consummated, the anticipated benefits from the Merger cannot be fully realized, volatility of commodity prices, the effectiveness of the Partnership’s commodity price derivative strategy, reliance on Pioneer and its subsidiaries to manage the Partnership’s business and identify and evaluate drilling opportunities and acquisitions, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Partnership’s operating activities, access to and availability of transportation, processing, fractionation and refining facilities, the Partnership’s ability to replace reserves, including through acquisitions, and implement its business plans or complete its development activities as scheduled, uncertainties associated with acquisitions, access to and cost of capital, the financial strength of counterparties to the Partnership’s credit facility and derivative contracts and the purchasers of the Partnership’s oil, natural gas liquids and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data and environmental and weather risks, including the possible effects of climate change. These and other risks are described in the Partnership’s 10-K and 10-Q Reports, the proxy statement of the Partnership included in Pioneer’s registration statement on Form S-4 (No. 333-191196) filed with the SEC on September 16, 2013, and other filings with the SEC. In addition, the Partnership may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Partnership undertakes no duty to publicly update these statements except as required by law.

Important Notice to Investors

This communication does not constitute an offer to sell any securities. Any such offer will be made only by means of a prospectus, pursuant to a registration statement filed with the SEC.

In connection with the proposed Merger, a registration statement on Form S-4 (No. 333-191196) of Pioneer, which includes a proxy statement of the Partnership and constitutes a prospectus of Pioneer, was filed with the SEC by Pioneer on September 16, 2013, and amendments to such registration statement and the proxy statement/prospectus contained therein may be filed in the future. The registration statement has not yet been made effective by the SEC. Investors and security holders are urged to carefully read the documents filed with the SEC regarding the proposed Merger because they contain important information about Pioneer, the Partnership and the proposed Merger. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about Pioneer and the Partnership, without charge, at the SEC’s website at www.sec.gov.

Pioneer, the Partnership and certain of the respective directors and executive officers of Pioneer and Pioneer Southwest GP may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed Merger. Information about the directors and executive officers of Pioneer is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 11, 2013. Information about the directors and executive officers of Pioneer Southwest GP is set forth in the Partnership’s Annual Report on Form 10-K for the year ending December 31, 2012, which was filed with the SEC on March 14, 2013. These documents can be obtained without charge at the SEC’s website indicated above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed Merger.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1 —	Amendment No. 1, entered into as of October 25, 2013, to Agreement and Plan of Merger, dated as of August 9, 2013, by and among Pioneer Natural Resources Company, a Delaware corporation, Pioneer Natural Resources USA, Inc., a Delaware corporation, PNR Acquisition Company, LLC, a Delaware limited liability company, Pioneer Southwest Energy Partners L.P., a Delaware limited partnership, and Pioneer Natural Resources GP LLC, a Delaware limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

	By:	Pioneer Natural Resources GP LLC, its
general partner

	By:	/s/ Frank W. Hall
Frank W. Hall
Vice President and Chief Accounting Officer

Dated: October 31, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1(a)	Amendment No. 1, entered into as of October 25, 2013, to Agreement and Plan of Merger, dated as of August 9, 2013, by and among Pioneer Natural Resources Company, a Delaware corporation, Pioneer Natural Resources USA, Inc., a Delaware corporation, PNR Acquisition Company, LLC, a Delaware limited liability company, Pioneer Southwest Energy Partners L.P., a Delaware limited partnership, and Pioneer Natural Resources GP LLC, a Delaware limited liability company.

(a)	Filed herewith.